Exhibit 99.2

NASDAQ NASDAQ: PBIB 2nd Quarter 2010 1

Disclaimer This presentation contains forward-looking statements that p g  involve risks and uncertainties. These forward-looking  statements are based on management’s current expectations.  Porter Bancorp’s periods Bancorp s actual results in future may differ  materially from those currently expected due to various factors,  including those risk factors described in documents that the  Company files with the Securities and Exchange Commission,  including the Company’s most recent Annual Report on Form  10-K and Quarterly Report on Form 10-Q. The forward-looking y p g  statements in this presentation are made as of the date of the  presentation and Porter Bancorp does not assume any  responsibility to update these statements. 2

Company Overview  .. Louisville, Kentucky headquarters  .. 7th largest bank domiciled in Kentucky  .. 18 offices  .. $1.8 billion in assets  .. $1 3 billion 1.3 billion in loans  .. $1.4 billion in deposits  .. Operates in attractive, diversified  growth markets  .. Capital strength  Note: Financial data as of June 30, 2010 3

Company Overview/Strategy  .. Through de novo growth and strategic acquisitions, has expanded its  footprint to the 4 largest Kentucky markets – the fastest growing segments of the state  .. Experienced management team with extensive market knowledge and p g g  community relationships  .. Acquisition and integration experience and expertise  .. Efficient operating model  .. Solid operating performance – highly focused on profits  .. Successful history of executing growth strategy  .. – positioned to withstand current  Proactive offensive capital raise well economic cycle and prospectively benefit from opportunities created during  this cycle  4

Market Overview  Louisville and Bullitt County  Largest largest Lexington/Fayette County  2nd largest in attractive – city in Kentucky and 16th city  in U.S.  – Above average growth rates for economy and  jobs  – Large employers include UPS, GE, Humana,  YUM! Brands, Ford  – city Kentucky – growth  market  – Financial, educational, retail, healthcare and  cultural hub for Central and Eastern Kentucky  – “Horse Capital of the World” – host to the  World Equestrian Games in 2010  – UPS hub continues to attract distribution  companies – Best Buy (“Geek Squad”),  Gordon Foods, Johnson & Johnson, Zappos  – Home of University of Louisville  – Large employers include Toyota, Lexmark,  IBM Global Services and Valvoline  – Home of University of Kentucky   Southern/Central Kentucky   Owensboro/Daviess County  – 3rd largest city in Kentucky  – Industrial, medical, retail and cultural hub for  Western Kentucky – Large employers include Owensboro Medical    – Includes Bowling Green (Warren County), the  4th largest city in Kentucky, and Barren, Ohio,  Hart, Edmonson, Butler & Green counties  – Attractive community and growth markets –  stable source of deposits and loans  PBIB’ Health System, Texas Gas, and Toyotetsu  – Home of two four-year liberal arts colleges  (Brescia University and Kentucky Wesleyan  College)  – PBIB’s main back-office operations hub  – Major employers include GM (Corvette), RR  Donnelley and FedEx  – Agricultural and service based economy  – Home of Western Kentucky University  Focused on high growth markets within our footprint 5

Financial Highlights 6

2009 Operating Performance  Net Income of $11.1 million for the year ended December 31, 2009.. Above peer financial performance  PBIB Peer (1)  ROAA .65% .64%  ROAE 6.56% 6.48%  NIM 3.33% 3.63%  .. Q2 includes one time FDIC Special Assessment of $781,000  .. Credit quality  ..  Efficiency 50.06% 62.23%  5.42% NPA to assets  .. 6.00% NPL to loans  Note: (1) Peer Median Core Financial Performance thru 12/31/09 per SNL  7

Solid Historical Growth  2006 2007 2008 2009  Assets 6.0% 38.5% 13.2% 11.4%  Loans 7 9% 42 5% 10 9% 4 7% 7.9% 42.5% 10.9% 4.7%  Deposits 6.9% 35.3% 10.5% 18.7%  8

Results  Q2 2010 .. Net loss for the quarter of $.8 million; ($0.15) per fully diluted common share  .. Net interest margin for Q2 2010 of 3.71% compared to 3.13% for Q2 2009  .. Provision for loan losses of $6.6 million during the quarter; writedowns of OREO of  $3.4 million  .. Efficiency ratio of 69.1% in Q2 2010 compared to 50.90% for Q1 2010; our Q2 2010  ratio increased from 48.7% to 69.1% as a result of $3.4 million in OREO write-downs  .. Allowance for loan losses to gross loans increased from 1.95% at the end of Q1 2010  to 2.01% at Q2 2010  .. Nonperforming loans decreased 19.5 % to $48.7 million, or 3.64% of total loans at Q2  2010, compared with $60.5 million, or 4.44% of total loans at Q1 2010  .. Nonperforming assets decreased 2.5 % to $117.2 million, or 6.65% of total assets at  Q2 2010, compared with $120.2 million, or 6.84% of total assets at Q1 2010  .. Successful completion of a $27 million private stock offering  9

Operating Quarterly Performance thru Q2 2010  Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10  ROAA 0.73% 0.75% 1.07% 0.05% 0.72% -0.19%  ROAE 7.49% 7.79% 10.68% 0.52% 7.78% -1.86%  NIM 3.02% 3.13% 3.59% 3.57% 3.32% 3.71%  Efficiency 54.09% 55.94% 47.14% 44.43% 50.90% 69.08%  EPS $0 30 $0 31 $0 46 ($0 03) $0 32 ($0 15) 0.30 0.31 0.46 0.03) 0.32 0.15)  10

Sheet $2,000  Growth  Balance Total Deposits  $2,000  Total Loans  $320  $276  $292 $281 $300  $1,200  $1,600  $734 $792 $854  $1,218  $1,350  $1,413 $1,361 $1,338  $1,200  $1,600  $540  $178  $619  $187  $657  $205  $847 $1,013 $1,238 $1,204 $1,114  $0  $400  $800  2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10  $0  $400  $800  2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10  $1,456  $1,648  $1,835 $1,757 $1,761  $1,600  $2,000  Total Assets  $887  $991 $1,051  $800  $1,200  ,  11

$0  $400  2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10  ($ in thousands)  Solid Profitability  Operational Efficiency  69.1%  60%  Net Interest Margin  4.50%  55.0%  51.0%  48.0% 47.0% 47.0%  51.0%  50.0%  50.9%  48%  52%  56%  3.71%  3.84%  4.06%  3.97%  3.67%  3.20%  3.33% 3.32%  3.71%  3.50%  4.00%  40%  44%  2003 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10  2.50%  3.00%  2003 2004 2005 2006 2007 2008 2009 Q1' 10 Q2' 10  Net Income ¹  $11,379  $14,339 $14,229 $14,010  $11 068 $12 000  $16,000  $6,750  $9,012  11,068  $2,427 $4,000  $8,000  12,000  12  ($ in thousands)  $0  2003 2004 2005 2006 2007 2008 2009 YTD Q2  '10  (1) Adjusted for consolidation through add-back  of minority interests, deduction of applicable  income taxes and deduction of acquisition  funding (net of tax) for the periods 2003 – 2005.

Capital Strength  .. Successful offensive capital raise of $27 million p  .. Private placement stock offering - $11.50 per share  .. $20.2 million Common – 1,755,747 shares  .. $6.8 million Convertible Preferred  .. 227 000 227,000 shares Series Mandatory Convertible Preferred  .. 365,080 shares Series C Mandatory Convertible Preferred  .. 1,163,045 Warrants – convertible to Nonvoting Common at $11.50 per share  .. Series B converts with shareholder approval in accordance with NASDAQ rules which is required because  total # shares exceeded 20% outstanding – expect Q3 approval  .. Series C, nonvoting common equivalent, converts if Patriot Capital (9.9% owner) seeks regulatory approval  .. Shares prior to offering 8,825,111  Proforma shares NASDAQ 10,578,591  Proforma with Series B Conversion 10,805,591  Economic shares (C shares included) 11,170,671  .. TCE 7.09% TCE proforma with Series B conversion 7.24% TCE proforma with B & C conversion 7.48%  13

Capital Ratios  18.00%  14.00%  13.83%  15.93%  14.00%  16.00%  9.59%  11.11%  11.93%  10.00%  12.00%  5.97%  7.09%  6.00%  8.00%  4.00%  TCE / TA Tier 1 Leverage Tier 1 RBC Total RBC  D 31 J 30 14  Notes: Calculated in accordance with bank regulatory requirements  Dec. 31, 2009 June 30, 2010  Loan – Q2’ 10

Loan Stratification  Highlights  .. Primary focus on residential  and commercial real Portfolio Q2 Other  0.1%  Agricultural  1.8% C & I  6.5%  Commercial  Consumer  2.6% Home Equity  2.3% estate  .. Granular portfolio  .. Loyal and experienced  Farmland  6.3%  Real Estate  34.5%  Multifamily  Residential  Real y p  producers  .. Team approach to  customers  Estate  5.2%  Residential .. Locally empowered lenders  Real Estate  23.9%  Construction  and Land  Development  16.7%  15  Total Loans: $1.3 B  Note: As of June 30, 2010

Asset Quality  .. Negatively impacted by C&D portfolio g y p y p  .. Substantially increased reserves  .. Successful reduction of CRE concentrations  .. Aggressive management of NPL/NPA  .. Proactive approach to credit  .. Critical review of loan portfolio valuations (new  appraisals or internal analysis) focusing on C&D,  OREO, and classified credits ,  .. Evidence of progress  16

PBIB

Proactive Approach to Credit

- ✓ Enhanced/reorganized credit analysis division with additional staffing; experienced senior credit analyst/underwriters
- ✓ Hired workout specialist and established real estate division to aggressively reduce NPA's
- ✓ Emphasis on careful review of project viability and gaining control of collateral by working with borrowers
  - ✓ Essential problem solving as it helps to avoid the lagging legal system
  - ✓ Protects equity in the property
  - ✓ PBIB is a motivated seller with buyer programs available, does not rely on builder profit
- ✓ Continue to operate only in existing markets where the lending landscape is well understood
- ✓ Focused on reducing construction and development lending
- ✓ Successful disposal of approximately $18 million in NPA/OREO in Q1; $9 million in Q2
- ✓ Positive notes – increasing traffic at projects; 25% YTD increase in home sales (April 2010) and 38% YTD increase in single-family housing permits (April 2010) compared to same period prior year; Kentucky unemployment rate 10% in June 2010, a 16-month low

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Asset Quality Summary  (Dollars in Thousands) For the Quarter Ended  12/31/2008 03/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010  90 Days Past Due and Still Accruing 11,598 $ 10,002 $ 8,405 $ 9,896 $ 5,968 $ 5,913 $ 10,497 $  Nonaccrual Loans 9,725 14,802 10,872 16,369 78,888 54,545 38,199  Total Nonperforming Loans 21,323 24,804 19,277 26,265 84,856 60,458 48,696  ORE d R d A t 7 935 10 587 9 631 13 011 14 628 59 768 68 501 and Repossessed Assets 7,935 10,587 9,631 13,011 14,628 59,768 68,501  NPAs & 90 Day Delinquent 29,258 $ 35,391 $ 28,908 $ 39,276 $ 99,484 $ 120,226 $ 117,197 $  Non-Performing Loans / Total Loans 1.58% 1.81% 1.42% 1.89% 6.00% 4.44% 3.64%  Non-Performing Assets / Total Assets 1.78% 2.04% 1.69% 2.27% 5.42% 6.84% 6.66%  Loan Loss Reserve 19,652 $ 20,371 $ 20,740 $ 21,958 $ 26,392 $ 26,543 $ 26,836 $  Loan Loss Reserve / Gross Loans 1.46% 1.49% 1.52% 1.58% 1.87% 1.95% 2.01%  Reserves / NPLs 92% 82% 108% 84% 31% 44% 55%  Net Charge-Offs 1,737 $ 881 $ 1,231 $ 782 $ 4,566 $ 2,849 $ 6,307 $  Provision / Net Charge-Offs 158% 182% 130% 256% 197% 105% 105%  18

Assets  Nonperforming Total Other Total  NPA’s by Type  1-4 Family  18.8%  Farmland  3.1%  Nonperforming Real Estate Nonperforming  Loans Owned Assets  Construction, land development, and land 14,918 $ 54,366 $ 69,284 $  Farmland 2,803 807 3,610  1-4 family residential 11,621 10,467 22,088  Multifamily residential 537 609 1,146  C il l tt 16 159 2 201 18 360  Commercial Real  Multifamily  1.0%  Commercial real estate 16,159 2,201 18,360  Commercial and industrial 2,196 - 2,196  Consumer 283 - 283  Other 179 51 230  48,696 $ 68,501 $ 117,197 $  Estate  15.7%  Consumer  0.2%  Construction and  land development  59.1%  Other  0 2%  C&I  1.9%  0.2%  .. Negatively impacted by C&D portfolio, primarily residential condo projects  19

Deposit Stratification  Q2’ 10  Highlights  Deposit Mix – Q2 .. Effective core deposit growth  initiatives Non-Int  Bearing  7.4% Savings  2.6%  .. High CD retention rates  .. Focus on core deposit  d l t  CD $100 or  greater  39.1%  Now and  MMDA  11.3%  development  .. Online banking division a  ready source of alternative  1 4 y  funding without high cost of  new branches CD <$100  39.7%  20  Total Deposits: $1.4 B  Note: As of June 30, 2010  Average Cost of Deposits: 2.05%

2010 Key Initiatives  .. Maintain focus on credit quality and enhancement of credit  operations  .. Increase market share of existing franchise – managed growth g g g  .. Expand core deposit development initiatives and non-interest  income improvement strategies  .. Continue long-term strategy of targeted and disciplined M&A  opportunities  .. Accretive earnings to in first full year  .. Markets with high growth potential  .. Strong management team compatible with our culture  21  .. FDIC assisted and non-FDIC assisted

Addendum 22

History  Franchise 1988 with merger 3 banks  Porter Bancorp organized of 1988 – 1999 Porter Bancorp acquires 3 banks  1999 Ascencia Bank established  1999 – 2005 Porter Bancorp acquires 2 banks  2005 Porter Bancorp consolidates all subsidiary banks  under PBI Bank on 31 name December 31, 2005  2006 Porter Bancorp IPO completed on September 22, 2006  2007 Porter Bancorp acquires Kentucky Trust Bank with 6  offices in Southern Kentucky on October 1, 2007  2008 Porter Bancorp acquires Paramount Bank in  Lexington, KY on February 1, 2008  23

Peer Metrics  Financial data for the period ended March 31, 2010  Pricing data as of March 31, 2010  (Dollar values in millions)  Balance Sheet Capital Ratios Profitability (MRQ) Asset Quality Valuation  LTM  Tier 1 Total Reserves/ NPAs/ NCOs/ Tang. 2010 2011  Total Total Gross Loans/ TE/ TCE/ TCE/ Leverage RBC RBC Eff. Gross Total Avg Book LTM Est. Est. Market  Number of Assets Deposits Loans Deposits TA TA RWA Ratio Ratio Ratio ROAA ROAE NIM Ratio Loans Assets Loans Value EPS EPS EPS Cap.  Company City, St. Ticker Branches ($mm) ($mm) ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (x) (x) (x) ($mm)  Republic Bancorp Inc Louisville RBCAA 44 3 181 1 899 2 279 120 0 10 94 10 94 17 56 7 73 17 27 17 33 4 04 53 6 7 27 37 1 1 13 2 30 0 72 101 5 7 6 6 6 3 348 7  Price /  Bancorp, Inc. Louisville, KY 3,181 1,899 2,279 120.0 10.94 10.94 17.56 7.73 17.27 17.33 4.04 53.6 7.27 37.1 1.13 2.30 0.72 5.7 6.6 6.3 348.7  Community Trust Bancorp, Inc. Pikeville, KY CTBI 76 3,169 2,530 2,429 96.0 8.36 8.36 10.76 10.30 13.02 14.27 0.87 8.4 4.14 56.8 1.44 2.43 0.70 159 16.3 15.0 13.9 412.2  Main Source Financial Group, Inc. Greensburg, IN MSFG 86 2,861 2,219 1,828 82.4 8.04 6.03 9.05 9.26 13.97 15.24 0.45 4.4 3.85 64.6 2.35 3.64 2.29 81 NM 16.0 10.7 135.5  Farmers Capital Bank Corporation Frankfort, KY FFKT 36 2,148 1,624 1,255 77.3 6.74 5.42 8.86 8.56 14.25 15.51 0.36 5.2 2.89 72.5 1.89 6.19 1.17 55 NM NM 13.2 63.3  S.Y. Bancorp, Inc. Louisville, KY SYBT 30 1,802 1,435 1,445 100.7 8.70 8.70 10.08 10.26 11.83 13.73 1.11 12.6 3.79 57.3 1.51 0.87 0.58 199 18.8 14.8 13.0 311.4  Bank of Kentucky Financial Corporation Crestview Hills, KY BKYF 31 1,596 1,376 1,145 83.2 7.31 5.19 6.04 8.29 9.49 12.13 0.47 5.3 3.64 58.0 1.36 1.83 1.00 139 14.5 18.8 14.6 113.0  First Financial Service Corporation Elizabethtown, KY FFKY 22 1,253 1,092 972 89.0 6.73 5.15 6.42 8.40 10.33 11.59 0.24 3.5 3.08 70.8 1.94 3.46 0.56 64 NM 20.3 14.1 41.3  Community Bank Shares of Indiana, Inc. New Albany, IN CBIN 23 788 590 532 90.1 7.61 5.19 7.10 9.36 12.83 14.10 0.91 11.9 4.17 62.7 2.73 3.76 1.82 72 NM - - 29.4  Mean 44 2,100 1,596 1,486 92.3 8.05 6.87 9.48 9.02 12.87 14.24 1.06 13.1 4.10 60.0 1.79 3.06 1.11 109 13.8 15.3 12.2 181.9  Median 34 1,975 1,530 1,350 89.5 7.83 5.73 8.96 8.91 12.93 14.19 0.67 6.8 3.82 60.3 1.70 2.95 0.86 91 15.4 15.5 13.2 124.3  Note: Data per SNL  24

Peer Metrics  Porter Bancorp, Inc. Comparable Group  Financial Information for the twelve months ended 12/31/09  ($ in thousands)  Total Core Core Net Interest Efficiency e NPLs/ Reserves/ Reserves/ NCOs/ NPAs/ Tang. Equity/  Company Name Ticker City State Assets ROAA ROAE Margin Ratio A Loans NPLs Loans Avg Loans Assets Tang. Assets  Republic Bancorp, Inc. RBCAA Louisville KY $3,918,768 1.37% 15.31% 5.04% 51.79% 1.90% 53.04% 1.01% 1.09% 1.22% 7.82%  Community Trust Bancorp, Inc. CTBI Pikeville KY 3,086,659 0.84% 8.03% 3.78% 62.23% 1.32% 101.23% 1.34% 0.66% 2.26% 8.47%  Farmers Capital Bank Corporation FFKT Frankfort KY 2,171,562 -2.05% -23.53% 2.85% 76.19% 5.86% 31.36% 1.84% 1.09% 4.87% 6.57%  S.Y. Bancorp, Inc. SYBT Louisville KY 1,795,604 1.15% 13.08% 3.68% 57.72% 0.78% 178.44% 1.39% 0.29% 0.71% 8.67%  Bank of Kentucky Financial Corporation BKYF Crestview Hills KY 1,563,659 0.64% 6.48% 3.56% 57.65% 2.37% 55.32% 1.31% 0.71% 1.84% 8.05%  First Financial Service Corporation FFKY Elizabethtown KY 1,209,504 -0.53% -6.25% 3.63% 66.97% 3.82% 46.60% 1.78% 0.55% 3.85% 6.94%  Community Bank Shares of Indiana, Inc. CBIN New Albany IN 819,559 -2.60% -35.06% 3.11% 80.35% 6.12% 51.29% 2.80% 1.73% 6.96% 7.16%  High $3,918,768 1.37% 15.31% 5.04% 80.35% 6.12% 178.44% 2.80% 1.73% 6.96% 8.67%  Low 819,559 -2.60% -35.06% 2.85% 51.79% 0.78% 31.36% 1.01% 0.29% 0.71% 6.57%  Average 2,080,759 -0.17% -3.13% 3.66% 64.70% 3.17% 73.90% 1.64% 0.87% 3.10% 7.67%  Median 1,795,604 0.64% 6.48% 3.63% 62.23% 2.37% 53.04% 1.39% 0.71% 2.26% 7.82%  Note: Data per SNL  25

Loan Mix

Porter Bancorp, Inc.
(per call report)

Loan Portfolio Composition:	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009	
Real Estate:												
Commercial real estate	461,976	34.5%	459,471	33.8%	451,944	32.0%	439,089	31.6%	411,158	30.2%	407,910	29.8%
Construction, land development, and other land loans	223,148	16.7%	247,955	18.2%	304,230	21.5%	322,577	23.3%	332,608	24.4%	358,692	26.2%
Residential real estate	319,663	23.9%	319,288	23.5%	321,975	22.8%	303,397	21.9%	296,348	21.8%	293,493	21.4%
Multifamily residential properties	69,941	5.2%	69,618	5.1%	65,043	4.6%	63,630	4.6%	62,895	4.6%	55,118	4.0%
Farmland	84,481	6.3%	83,541	6.1%	83,898	5.9%	81,353	5.9%	80,002	5.9%	76,411	5.6%
Home equity	31,291	2.3%	31,228	2.3%	32,384	2.3%	31,697	2.3%	32,275	2.4%	32,739	2.4%
C & I	86,925	6.5%	88,696	6.5%	89,903	6.4%	89,252	6.4%	90,899	6.7%	90,269	6.6%
Consumer	34,587	2.6%	35,767	2.6%	36,990	2.6%	37,087	2.7%	36,903	2.7%	36,392	2.7%
Agricultural	24,086	1.8%	24,304	1.8%	25,065	1.8%	18,354	1.3%	16,100	1.2%	15,144	1.1%
Other	1,410	0.1%	1,348	0.1%	1,487	0.1%	923	0.1%	2,871	0.2%	2,919	0.2%
Total	1,337,508	100.0%	1,361,216	100.0%	1,412,919	100.0%	1,387,359	100.0%	1,362,059	100.0%	1,369,087	100.0%

✓ **Construction and land development loans have decreased $136 million since March 2009**

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PBIB Construction and CRE Loan Mix

	Construction, Land Dev. and Other Land			Commercial Real Estate - Non-Owner Occupied			Commercial Real Estate - Owner Occupied		
Office Building/Condo	$	2,779,308	1.2%	$	66,573,078	21.0%	$	22,824,684	15.7%
Retail Facility	$	16,181,029	7.3%	$	145,702,266	46.0%	$	44,580,517	30.8%
Hotel/Motel/Lodging	$	765,000	0.3%	$	22,588,029	7.1%	$	20,232,829	14.0%
C-Store/Fuel Station	$	-	0.0%	$	10,639,455	3.4%	$	9,918,077	6.8%
Storage/Warehouse	$	3,726,045	1.7%	$	20,676,200	6.5%	$	5,004,501	3.5%
Mobile Home Park	$	-	0.0%	$	6,410,311	2.0%	$	1,222,746	0.8%
Industrial/Manufacturing/Other Production Facilities	$	-	0.0%	$	12,789,754	4.0%	$	25,588,303	17.6%
Medical/Assisted Living/Day Care	$	7,702,227	3.5%	$	11,661,737	3.7%	$	1,725,601	1.2%
Multifamily	$	4,030,256	1.8%	$	-	0.0%	$	-	0.0%
Residential Land Development	$	32,422,127	14.5%	$	-	0.0%	$	-	0.0%
Commercial Land Development	$	49,343,769	22.1%	$	-	0.0%	$	-	0.0%
Residential Condo Development	$	30,259,737	13.6%	$	-	0.0%	$	-	0.0%
Residential Home Construction - Owner Occupied	$	1,717,462	0.8%	$	-	0.0%	$	-	0.0%
Residential Lot - Developed	$	12,161,163	5.4%	$	-	0.0%	$	-	0.0%
Commercial Lot - Developed	$	13,058,515	5.9%	$	-	0.0%	$	-	0.0%
1-4 Family Residential	$	46,850,035	21.0%	$	1,703,258	0.5%	$	1,075,722	0.7%
Farmland	$	321,949	0.1%	$	-	0.0%	$	-	0.0%
Other	$	1,808,413	0.8%	$	13,176,456	4.2%	$	4,148,911	2.9%
Church/Parsonage	$	-	0.0%	$	1,264,633	0.4%	$	4,903,865	3.4%
Car Wash	$	20,964	0.0%	$	2,513,829	0.8%	$	1,517,768	1.0%
Marina	$	-	0.0%	$	1,299,994	0.4%	$	2,233,475	1.5%
	$	223,148,000	100.0%	$	316,999,000	100.0%	$	144,977,000	100.0%

Note: As of June 30, 2010

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